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                                                                    EXHIBIT 99.1



                                  CERTIFICATION


         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of NOVADEL PHARMA INC., a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:


         (1) The Quarterly Report on Form 10-QSB for the quarter ended April 30, 2003 fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and


         (2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   June 18, 2003                    /s/ GARY A/ SHANGOLD, M.D.
                                          -----------------------------------
                                              Gary A. Shangold, M.D.
                                          President & Chief Executive Officer


Dated:   June 18, 2003                    /s/ DONALD J. DEITMAN
                                         ------------------------------------
                                              Donald J. Deitman
                                           Chief Financial Officer

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